Auditor's remuneration	12 Months Ended
Dec. 31, 2023
Auditor's remuneration.
Auditor's remuneration

4 Auditor’s remuneration

	2021 £m	2022 £m	2023 £m
Auditor’s remuneration
Payable to the auditors of RELX PLC	0.9	0.9	0.9
Payable to the auditors of the Group’s subsidiaries	7.7	8.4	7.5
Audit services	8.6	9.3	8.4
Audit-related assurance services	0.5	0.6	0.5
Other services*	-	-	0.2
Total auditor’s remuneration	9.1	9.9	9.1
*	Relates to EY assurance work on selected data included in the Corporate Responsibility Report.

Amounts payable to the auditors of the Group’s subsidiaries include amounts for the audit of internal controls over financial reporting in accordance with the US Sarbanes-Oxley Act. The decrease in the 2023 audit fee is mainly due to changes in scope and foreign exchange movements. The previously reported 2022 fees paid to EY for audit services have been revised to include final fees for statutory audits which took place subsequent to the audit of the RELX consolidated accounts.